                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):   December 13, 2000


--------------------------------------------------------------------------------


                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------


               Delaware                                  59-2913586
               --------                               -----------------
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)

ITEM 5.  Other Events

                  On October 19, 2000, an action purporting to raise class action and derivative claims, In Re: Digex, Inc. Shareholders Litigation, Civil Action No. 18336, was filed in the Court of Chancery of the State of Delaware in and for New Castle County (the "Court") against Intermedia Communications Inc. ("Intermedia"), Digex, Incorporated ("Digex"), a publicly traded subsidiary of Intermedia, certain interested directors of Digex, and WorldCom, Inc. On December 13, 2000, the Court issued a decision in the action, attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits

Exhibit 99.1 Opinion of the Court of Chancery of the State of Delaware in and for New Castle County in In Re: Digex, Inc. Shareholders Litigation, 18336-NC (Dec. 13, 2000).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     December 15, 2000

                                          INTERMEDIA COMMUNICATIONS INC.
                                                      (Registrant)


                                          / s /  ROBERT M. MANNING
                                          -------------------------------------
                                          Name:  Robert M. Manning
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description                                       Page
Exhibit
99.1              Opinion of the Court of Chancery of the State of
                  Delaware in and for New Castle County in In Re:
                  Digex, Inc. Shareholders Litigation, 18336-NC
                  (Dec. 13, 2000).